UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50865 (Commission File Number)	13-3607736 (IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California (Address of principal executive offices)	91355 (Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, the “Company,” “we,” “us” and “our” refer to MannKind Corporation. AFRESA® is our registered trademark in the United States. We have also applied for or registered company trademarks in other jurisdictions, including Europe and Japan.
Item 7.01 Regulation FD Disclosure.
We had previously disclosed that we had set a goal of entering a marketing partnership for AFRESA, our ultra rapid-acting insulin product candidate, before the end of 2009, with an internal objective of the end of the third quarter. We made substantial progress toward a definitive agreement with a lead potential partner; however, as the discussions progressed, we came to believe that it would be more productive to complete a partnership after we have received a response from the United States Food and Drug Administration, or FDA, regarding our new drug application for AFRESA. We believe that we and our potential partners will be better able to address appropriate deal terms and structure once the label for AFRESA is clarified. Since we do not expect a response from the FDA before January 2010, we believe that we will not conclude a deal before the end of 2009. We continue to believe that AFRESA represents a significant commercial opportunity.
Forward-Looking Statements
Certain statements in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about our expectations regarding a marketing partnership for AFRESA, the commercial potential of AFRESA and future actions by the FDA. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, difficulties or delays in negotiating a marketing partnership, risks and uncertainties relating to the manufacture of AFRESA, competition from other pharmaceutical or biotechnology companies, intellectual property matters, and difficulties or delays in seeking or obtaining regulatory approval. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of this report. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary
Dated: October 6, 2009